UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2022

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2321 NE Argyle Street, Unit D

Portland, Oregon 97211

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

As previously reported, on June 3, 2022 Eastside Distilling, Inc. (“Eastside Distilling” or the “Company”) received written notice from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market, LLC (“Nasdaq”) that, for the preceding 30 consecutive business days, the closing bid price for Eastside Distilling’s Common Stock had been below $1.00 per share and, as a result, Eastside Distilling was not in compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). In accordance with Nasdaq rules, the Company was provided a period of 180 calendar days, or until November 30, 2022, to regain compliance with the Bid Price Requirement.

On December 1, 2022, the Company received written notification from the Staff granting its request for a 180-day extension to regain compliance with the Bid Price Requirement. Eastside Distilling now has until May 30, 2023 to meet the requirement. If at any time prior to May 30, 2023, the bid price of the Company’s Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, it will regain compliance with the Bid Price Requirement. If compliance with the Bid Price Requirement cannot be demonstrated by May 30, 2023, the Staff will provide written notification that Eastside Distilling’s Common Stock will be delisted from the Nasdaq Capital Market. At that time, Eastside Distilling may appeal Nasdaq’s determination to a Hearings Panel.

Eastside Distilling will actively monitor the closing bid price of its Common Stock and will, if appropriate, implement available options, including a reverse stock split, to regain compliance with the Bid Price Requirement under the Nasdaq Listing Rules.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2022

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer and Chief Financial Officer